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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2002

Tetra Tech, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19566 (Commission File No.)	95-4148514 (I.R.S. Employer Identification No.)
670 North Rosemead Boulevard, Pasadena, California 91107-2190 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (626) 351-4664

Not Applicable
(Former name or former address, if changed since last report.)

Item 5. Other Events

        On November 14, 2002, Tetra Tech, Inc. ("Tetra Tech") announced results for its fourth fiscal quarter ended September 29, 2002. Tetra Tech's press release, dated November 13, 2002, titled "Tetra Tech Reports Fourth Quarter and Fiscal Year 2002 Results" is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

99.1	Press Release titled "Tetra Tech Reports Fourth Quarter and Fiscal Year 2002 Results" dated November 13, 2002.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: November 14, 2002

TETRA TECH, INC.
By:	/s/ JAMES M. JASKA James M. Jaska President and Chief Financial Officer

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